SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SAIC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Vote Your Shares before 11:59 p.m. (ET) June 7

Attend the Annual Meeting of Stockholders

(1 Jun 2007) The purpose of the Annual Stockholders Meeting on Friday, June 8, 1 p.m. ET, is to provide the opportunity to vote on current issues outlined in the SAIC Proxy Statement. Stockholders will vote on:

•	Electing directors
•	Amending our certificate of incorporation to provide for the annual election of directors
•	Amending our certificate of incorporation to eliminate the distinction between the various series of class A preferred stock
•	Approving the material terms of and amendments to our 2006 Equity Incentive Plan
•	Ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2008

Get more information on the meeting.

Annual Meeting of Stockholders

Date:	Friday, June 8, 2007

Time:	1 p.m. ET

Location:	SAIC Conference Center, 1710 SAIC Drive, McLean, Va.

The purpose of the Annual Stockholders Meeting is to provide the opportunity to vote on current issues outlined in the SAIC Proxy Statement. At the Annual Meeting, stockholders will vote on:

Electing directors

Amending our certificate of incorporation to provide for the annual election of directors

Amending our certificate of incorporation to eliminate the distinction between the various series of class A preferred stock

Approving the material terms of and amendments to our 2006 Equity Incentive Plan

Ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2008

For more information on the topics, please read the SAIC Proxy Statement.

How Do Stockholders Attend?

In person- Any SAIC stockholder can attend the meeting in McLean. The dress is business attire.

Video Webcast- The event will be available live through ISSAIC and SAIC.COM, an archived version of the event will be available soon after the event concludes.

o Access to the webcast will be available 30 minutes prior to the event.

Dial in via Teleconference- (Listen ONLY)

U.S./Canada: 888-238-4246

Int’l/Local: 706-758-4835

Ask for SAIC 2007 Annual Meeting of Stockholders.

Misplaced or Deleted Your Electronic Proxy Card for the Annual Meeting of Stockholders on June 8?

Call SAIC Investor and Employee Owner Relations to receive another electronic proxy card with your control number to vote your shares in time for SAIC Inc.’s 2007 Annual Meeting of Stockholders.

Phone SAIC Investor and Employee Owner Relations at 800-303-5471 Mon—Fri, 8 a.m.- 5 p.m. PT. Be sure to provide your full name, employee number, your SAIC email address and your telephone number, in case we have any questions.

You can expect to receive your electronic proxy and control number within 24 hours when your call is received during regular business hours Monday through Thursday and on the following Monday if your call is received on a Friday. Remember, the electronic proxy card comes from "proxyvote.com" with a headline that says, "Vote Your SAIC Inc. Shares Today."

We look forward to your participation in the Annual Meeting of Stockholders at 1 p.m. ET on June 8 at the SAIC Conference Center, 1710 SAIC Drive, McLean, Virginia. The meeting will also be webcast on SAIC.COM. Thank you.

Related Information

Your Invitation to SAIC’s 2007 Annual Meeting of Stockholders

Understanding Proposal II in the SAIC 2007 Proxy Statement—Implementation of the Annual Election of DirectorsSAIC.com